CONSENT, LIMITED WAIVER AND FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

This Consent, Limited Waiver, and First Amendment to Amended and Restated Credit Agreement (this "Amendment") is dated as of October 6, 2006, by and among ATLAS AMERICA, INC., a Delaware corporation (the “Borrower”); AIC, LLC, a Delaware limited liability company (f/k/a AIC, Inc.) (“AIC”); ATLAS AMERICA, INC., a Pennsylvania corporation (“Atlas PA”); ATLAS AMERICA MID-CONTINENT, INC., a Delaware corporation (“Atlas Mid-Continent”); ATLAS ENERGY OHIO, LLC, an Ohio limited liability company (f/k/a Atlas Energy Corporation) (“AEC”); ATLAS NOBLE LLC, a Delaware limited liability company (f/k/a Atlas Noble Corp.) (“Atlas Noble”); ATLAS RESOURCES, LLC, a Pennsylvania limited liability company (“Atlas Resources”); REI-NY, LLC., a Delaware limited liability company (f/k/a REI-NY, Inc.) (“REI”); RESOURCE ENERGY, LLC, a Delaware limited liability company (f/k/a Resource Energy, Inc.) (“Resource Energy”); RESOURCE WELL SERVICES, LLC, a Delaware limited liability company (f/k/a Resource Well Services, Inc.) (“RWS”); and VIKING RESOURCES, LLC, a Pennsylvania limited liability company (f/k/a Viking Resources Corporation) (“Viking”) (AEC, AIC, Atlas Mid-Continent, Atlas Noble, Atlas PA, Atlas Resources, REI, Resource Energy, RWS, and Viking collectively, the “Guarantors”; the Borrower and the Guarantors collectively, the “Obligors”); each of the lenders that is a signatory hereto (individually, together with its successors and assigns, a “Lender” and collectively, the “Lenders”); WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as issuing bank (in such capacity, together with its successors in such capacity, the “Issuing Bank”).

R E C I T A L S

A. The parties hereto are parties to that certain Amended and Restated Credit Agreement dated as of April 27, 2006 (as it may be renewed, extended, amended, or restated from time to time, the “Credit Agreement”).

B. Borrower has requested that the Lenders amend the Credit Agreement as provided herein, and the Lenders have agreed to do so, subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound, the parties agree as follows:

SECTION 1. Terms Defined in Amendment. As used in this Amendment, except as may otherwise be provided herein, all capitalized terms which are defined in the Credit Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference. Unless otherwise indicated herein, all capitalized and undefined terms used herein shall have the same meanings as set forth in the Credit Agreement.

SECTION 2.  Amendments to Credit Agreement. Subject to the conditions precedent set forth in Section 5 hereof, the Credit Agreement is amended as follows:

(a)  The definition of “Borrowing Base Period” is amended in its entirety to read as follows:

“Borrowing Base Period shall mean: (i) the period from the Closing Date until June 14, 2006; (ii) the period from June 15, 2006, until December 14, 2006; (iii) the period from December 15, 2006, until March 14, 2007; and (iv) each six-month period commencing each March 15 and September 15 thereafter.”

(b) Section 7.14 of the Credit Agreement (Partnership Interests) is amended in its entirety to read as follows:

        “Partnership Interests

Obligors own the percentage general partner and limited partner interests in the Partnerships set forth on Schedule 7.14. None of the Obligors own any interest in any partnership or other Special Entity other than the Special Entities listed on Schedule 7.15 and the Partnerships. The Obligors’ ownership interests in the Partnerships are free and clear of any and all liens, claims and encumbrances including any preferential rights to purchase and consents to assignments.”

(c) Section 7.15 of the Credit Agreement (Capitalization and Subsidiaries) is amended in its entirety to read as follows:

               “Capitalization and Subsidiaries

The amount and type of the authorized securities of each of the entities listed on Schedule 7.15 are accurately described thereon, and all such securities that are issued and outstanding have been validly issued and are fully paid and nonassessable and are owned by and issued to the Person listed as their owner on Schedule 7.15. Except for the Persons set forth on Schedule 7.15, neither Borrower nor any Guarantor owns directly or indirectly any capital stock of any other Person other than the Partnerships. Borrower and each Guarantor has good and marketable title to all the securities of the Subsidiaries (except for the Unrestricted Entities) issued to it, free and clear of all liens and encumbrances, and all such securities have been duly and validly issued and are fully paid and nonassessable.”

(d) Section 7.21 of the Credit Agreement (Hedging Agreements) is amended by adding the following sentence to the end thereof:

“Borrower is the only Person authorized to enter into Hedging Agreements on behalf of the Obligors and the Partnerships, and no other Obligor or Partnership currently does (or will in the future) enter into any Hedging Agreement on its own behalf.”

(e) Section 8.01 of the Credit Agreement (Reporting Requirements) is amended by replacing clause (h) thereof with the following:

“(h) Hedging Agreements. As soon as available and in any event within fifteen Business Days after the last day of each fiscal quarter, (i) a report, in form and substance satisfactory to the Administrative Agent, setting forth as of the last Business Day of such fiscal quarter a true and complete list of all Hedging Agreements (including commodity price swap agreements, forward agreements or contracts of sale which provide for prepayment for deferred shipment or delivery of oil, gas or other commodities) of the Obligors, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value therefor, any new credit support agreements relating thereto not listed on Schedule 7.21, any margin required or supplied under any credit support document, and the counter party to each such agreement, and (ii) a hedging compliance report in form and substance satisfactory to Administrative Agent.”

(f) Section 8.07(a) of the Credit Agreement (Engineering Reports) is amended in its entirety to read as follows:

“(a) (i) Not less than 30 days prior to each Scheduled Borrowing Base Redetermination Date, commencing with the Scheduled Borrowing Base Redetermination to occur on or around June 15, 2006, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report.

(ii) The Reserve Reports delivered in connection with each March 15 Scheduled Borrowing Base Redetermination, commencing March 15, 2007, shall be prepared by certified independent petroleum engineers or other independent petroleum consultant(s) acceptable to the Administrative Agent.

(iii) The Reserve Reports delivered in connection with the June 15, 2006 Scheduled Borrowing Base Redetermination, the December 15, 2006 Scheduled Borrowing Base Redetermination, and each September 15 Scheduled Borrowing Base Redetermination, commencing September 15, 2007, shall be prepared by or under the supervision of the chief engineer of the Borrower and a Responsible Officer shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the immediately preceding Scheduled Borrowing Base Redetermination Reserve Report.”

(g) Section 9.02(a) of the Credit Agreement (Hedging Agreements) is amended in its entirety to read as follows:

“(a) Hedging Agreements entered into by the Borrower with the purpose and effect of fixing prices on oil and/or gas expected to be produced by the Obligors and the Partnerships, provided that at all times: (i) no such contract shall be for speculative purposes; (ii) no such contract shall be entered into by the Borrower on behalf of another Person, except where Borrower has the contractual authority to enter into such Hedging Agreement on behalf of such Person and the obligations under such Hedging Agreement are fully recourse to such Person, (iii) no such contract when aggregated with all Hedging Agreements entered into by the Borrower, shall be for nominal volumes in excess of 85% of the total Oil and Gas attributable to the Obligors and Partnerships estimated to be produced in any month from the Oil and Gas Properties classified as proved reserves on the most recent Reserve Report(s) covering such Properties; (iv) the agreements documenting such Hedging Agreements do not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party; and (v) each such contract shall be with the Administrative Agent, or any of the Lenders or their Affiliates, or with a counterparty or have a guarantor of the obligation of the counterparty who, at the time the contract is made, has long-term obligations rated AA or Aa2 or better, respectively, by Standard & Poor’s Corporation or Moody’s Investors Services, Inc. (or a successor credit rating agency).”

(h) Schedule 7.14,  Schedule 7.15, Schedule 7.20, and Schedule 7.21 attached to the Credit Agreement are replaced in their entireties with, respectively, Schedule 7.14, Schedule 7.15, Schedule 7.20, and Schedule 7.21 attached hereto.

     SECTION 3.  Limited Waiver.  The Administrative Agent and each of the Lenders waive:

            (a)  Section 9.02 of the Credit Agreement to the extent the Borrower has exceeded the limitations on Hedging Agreements set forth therein prior to the date hereof; provided,that, Borrower shall remain in compliance with Section 9.02 on a going-forward basis.

(b) The limited waiver granted in Section 3(a) above is not intended to indicate an intent to establish any course of dealing among the Administrative Agent, Lenders and Borrowers with regard to future waivers that may be requested. The granting of such limited waiver should not be construed as an indication that the Administrative Agent or Lenders would be willing to agree to any further or future waivers, any modifications to any of the terms of the Credit Agreement or other Loan Documents.

SECTION 4. Consent. The Administrative Agent and the Lenders hereby consent to Borrower changing its fiscal year end to December 31 of each year, notwithstanding the prohibition of such change set forth in Section 9.22 of the Credit Agreement.

SECTION 5. Effective Date. This Amendment shall be binding and effective as of October 6, 2006, on all parties to the Credit Agreement (the Effective Date”), subject to the satisfaction of the following conditions precedent:

(a) receipt of sufficient counterparts of this Amendment executed and delivered to Administrative Agent by each Obligor, Administrative Agent, and Majority Lenders; and

(b) receipt of all fees and expenses due and payable by the Obligors hereunder.

SECTION 6. Representations and Warranties of Obligors. Each of the Obligors represents and warrants to Administrative Agent and Lenders, with full knowledge that Administrative Agent and Lenders are relying on the following representations and warranties in executing this Amendment, as follows:

(a) Each Obligor has the organizational power and authority to execute, deliver and perform this Amendment and such other Loan Documents executed in connection herewith, and all organizational action on the part of such Person requisite for the due execution, delivery and performance of this Amendment and such other Loan Documents executed in connection herewith has been duly and effectively taken.

(b) The Credit Agreement, as amended by this Amendment, the Loan Documents and each and every other document executed and delivered in connection with this Amendment to which any Obligor is a party constitute the legal, valid and binding obligations of each Obligor to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms.

(c) This Amendment does not and will not violate any provisions of any of the organizational documents of any Obligor, or any contract, agreement, instrument or requirement of any Governmental Authority to which Borrower is subject. Obligors’ execution of this Amendment will not result in the creation or imposition of any lien upon any properties of any Obligor, other than those permitted by the Credit Agreement and this Amendment.

(d) The execution, delivery and performance of this Amendment by Obligors does not require the consent or approval of any other Person, including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of the United States of America or any state thereof.

(e) No Default or Event of Default exists, and all of the representations and warranties contained in the Credit Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date, except to the extent such representations and warranties are expressly limited to an earlier date, and other than those which have been disclosed to Administrative Agent and Lenders in writing.

(f) Nothing in this Section 6 of this Amendment is intended to amend any of the representations or warranties contained in the Credit Agreement or of the Loan Documents to which any Obligor is a party.

SECTION 7. Reference to and Effect on the Agreement.

(a) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 8. Cost, Expenses and Taxes. Borrower agrees to pay on demand all reasonable costs and expenses of Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including reasonable attorneys’ fees and out-of-pocket expenses of Administrative Agent. In addition, Borrower shall pay any and all recording and filing fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save Administrative Agent harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

SECTION 9. Extent of Amendments. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. Obligors ratify and confirm that (i) except as expressly amended hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agree-ment remain in full force and effect, (ii) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (iii) the collateral under the Security Instruments is unimpaired by this Amendment.

SECTION 10. Disclosure of Claims. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Lenders to enter into this Amendment, each Obligor represents and warrants that no Obligor knows of any defenses, counterclaims or rights of setoff to the payment of any Indebtedness.

SECTION 11. Affirmation of Guaranty Agreements, Security Interest.

(a) Each of the undersigned Guarantors hereby consents to and accepts the terms and conditions of this Amendment and the transactions contemplated thereby, agrees to be bound by the terms and conditions thereof, and ratifies and confirms that each Guaranty Agreement and each of the other Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to this Amendment.

(b) Obligors hereby confirm and agree that any and all liens, security interest and other security or collateral now or hereafter held by Administrative Agent for the benefit of Lenders as security for payment and performance of the Obligations hereby under such Security Instruments to which such Obligor is a party are renewed and carried forth to secure payment and performance of all of the Obligations. The Security Instruments are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms.

SECTION 12. Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile and other Loan Documents shall be equally as effective as delivery of a manually executed counterpart of this Amendment and such other Loan Documents.

SECTION 13. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 14. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 15. NO ORAL AGREEMENTS. THE CREDIT AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[The remainder of this page intentionally blank. Signature pages to follow.]

In Witness Whereof, the parties have executed this Amendment to Credit Agreement the day and year first above written.

Address for Notice: Atlas America, Inc. 311 Rouser Road Moon Township, Pennsylvania 15108 Attention: Matthew A. Jones Fax No.: 215.546.4785 E-mail:mjones@atlasamerica.com	BORROWER: ATLAS AMERICA, INC., a Delaware corporation By: Matthew A. Jones Chief Financial Officer
GUARANTORS: ATLAS AMERICA, INC., a Pennsylvania corporation By: Matthew A. Jones Chief Financial Officer
ATLAS AMERICA MID-CONTINENT, INC., a Delaware corporation By: Michael L. Staines President

AIC, LLC,
a Delaware limited liability company
ATLAS NOBLE LLC,
a Delaware limited liability company
RESOURCE ENERGY, LLC,
a Delaware limited liability company
VIKING RESOURCES, LLC,
a Pennsylvania limited liability company

By: ATLAS AMERICA, INC.,
their sole member

By:
Matthew A. Jones
Chief Financial Officer

ATLAS ENERGY OHIO, LLC,
an Ohio limited liability company
ATLAS RESOURCES, LLC,
a Pennsylvania limited liability company

By: AIC, LLC,
their sole member

By: ATLAS AMERICA, INC.,
its sole member

By:
Matthew A. Jones
Chief Financial Officer

REI-NY, LLC.,
a Delaware limited liability company
RESOURCE WELL SERVICES, LLC,
a Delaware limited liability company

By: RESOURCE ENERGY, LLC,
their sole member

By: ATLAS AMERICA, INC.,
its sole member

By:
Matthew A. Jones
Chief Financial Officer

Signature Page to
First Amendment to Amended and Restated Credit Agreement

LENDER, ADMINISTRATIVE AGENT AND
ISSUING BANK:

WACHOVIA BANK, NATIONAL ASSOCIATION
Individually, Administrative Agent and Issuing Bank

By:
Jay Buckman
Vice President

Lending Office for Base Rate Loans and
LIBOR Loans and Address for Notices:

Wachovia Bank, National Association
1001 Fannin, Suite 2255
Houston, Texas 77002
Telephone No.: 713-346-2707
Telecopier No.: 713-650-6354
Attention: Jay Buckman

Signature Page to
First Amendment to Amended and Restated Credit Agreement

LENDERS:

ALLIED IRISH BANKS, p.l.c.

By:
Name:
Title:

By:
Name:
Title:

Signature Page to
First Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.

By:
Name:
Title:

Signature Page to
First Amendment to Amended and Restated Credit Agreement

BANK OF OKLAHOMA, N.A.

By:
Name:
Title:

Signature Page to
First Amendment to Amended and Restated Credit Agreement

BNP PARIBAS

By:
Name:
Title:

By:
Name:
Title:

Signature Page to
First Amendment to Amended and Restated Credit Agreement

COMERICA BANK

By:
Name:
Title:

Signature Page to
First Amendment to Amended and Restated Credit Agreement

COMPASS BANK

By:
Name:
Title:

Signature Page to
First Amendment to Amended and Restated Credit Agreement

DZ BANK AG, DEUTSCHE ZENTRAL- GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN

By:
Name:
Title:

By:
Name:
Title:

Signature Page to
First Amendment to Amended and Restated Credit Agreement

KEYBANK NATIONAL ASSOCATION

By:
Name:
Title:

Signature Page to
First Amendment to Amended and Restated Credit Agreement

RZB FINANCE LLC

By:
Name:
Title:

By:
Name:
Title:

Signature Page to
First Amendment to Amended and Restated Credit Agreement

SOCIÉTÉ GÉNÉRALE

By:
Name:
Title:

Signature Page to
First Amendment to Amended and Restated Credit Agreement

TEXAS CAPITAL BANK, N.A.

By:
Name:
Title:

Signature Page to
First Amendment to Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

Signature Page to
First Amendment to Amended and Restated Credit Agreement

SCHEDULE 7.14
PARTNERSHIP INTERESTS

Program #	Program Name	GP%	GP as LP%	Atlas total interest

19	VIKING RESOURCES 1999 LP	25.00%	0.00%	25.00%
21	VIKING 89 CANTON	63.50%	0.00%	63.50%
22	VIKING 1990-2 ACCREDITED ONLY	54.85%	0.00%	54.85%
23	VIKING RESOURCES 1991-1	60.79%	2.31%	63.10%
24	1991 VIKING RESOURCES LTD.PSHP	35.32%	0.86%	36.18%
25	1991 BRYAN JOINT VENTURE	30.00%	0.00%	30.00%
26	1992 VIKING RESOURCES LTD.PSHP	35.26%	0.92%	36.18%
27	1992-2 VIKING RESOURCES	30.68%	1.37%	32.05%
28	1993 VIKING RESOURCES LTD.PSHP	30.93%	2.12%	33.05%
29	1994 VIKING RESOURCES LTD.PSHP	30.00%	1.07%	31.07%
30	1995 VIKING RESOURCES LTD.PSHP	30.00%	3.25%	33.25%
31	1996 VIKING RESOURCES LTD.PSHP	1.00%	0.00%	1.00%
32	1997 VIKING RESOURCES LTD.PSHP	30.00%	1.82%	31.82%
33	1998 VIKING RESOURCES LTD.PSHP	25.00%	0.00%	25.00%
100040	CMSV/RAI 1989 DRILLING PROGRAM	19.98%	65.86%	85.84%
100043	CMSV/RAI 1990 NATURAL GAS DEVL	19.98%	45.84%	65.82%
100058	DALTON ASSOCIATES	28.00%	50.31%	78.31%
100061	ROYAL ASSOCIATES	7.50%	66.77%	74.27%
100062	WOOSTER ASSOCIATES	24.10%	31.70%	55.80%
100071	ATWOOD YIELD PLUS	1.00%	62.23%	63.23%
100072	ATWOOD YIELD PLUS II	1.00%	59.40%	60.40%
100073	ATWOOD YIELD PLUS III	1.00%	44.18%	45.18%
100074	ATWOOD YIELD PLUS IV	1.00%	44.51%	45.51%
100075	ATWOOD YIELD PLUS V	1.00%	59.23%	60.23%
100076	BRIGHTON INCOME PARTNERSHIP	50.00%	0.00%	50.00%
100077	BRIGHTON/LEVENGOOD DRILLING	10.00%	51.43%	61.43%
100079	DOVER-ATWOOD 1993 DRLNG PROG	0.00%	0.00%	0.00%
100081	EAST OHIO GAS DRILLING	1.00%	59.77%	60.77%
100083	LEVENGOOD INDUSTRIAL	1.00%	32.35%	33.35%
100084	TWC YIELD PLUS 1991	1.00%	36.52%	37.52%
100804	TRIANGLE ENERGY ASSOC. 1984	1.00%	68.51%	69.51%
100810	LANGASCO OHIO DRLG PTRS 1985	1.00%	78.89%	79.89%
100812	TRIANGLE ENERGY ASSOC. 1985	1.00%	82.12%	83.12%
100813	SCH JOINT VENTURE	0.00%	0.00%	0.00%
100814	LANGASCO OHIO DRLG PTRS 1986	1.00%	60.23%	61.23%
100815	LANGASCO ROY INCOME PTRS 1986	1.00%	91.48%	92.48%
100852	TD ENERGY ASSOCIATES 1983	1.43%	67.28%	68.71%
100855	TD/TRIANGLE ENERGY ASSOCIATES	2.35%	77.53%	79.88%
100856	CLINCHER ENERGY ASSOC 1986	2.00%	87.31%	89.31%
100945	Atlas America Public #15-2006 (B)	34.22%	0.00%	34.22%
100946	Atlas America Public #15-2005 (A)	36.07%	0.00%	36.07%
100947	Atlas America Series #26	38.31%	0.00%	38.31%
100948	Atlas America Public #14-2005 (A)	35.00%	0.00%	35.00%
100949	Atlas America Public #14-2004	35.00%	0.00%	35.00%

100951	ATLAS LP #1 - 1985	16.00%	5.25%	21.25%
100952	ATLAS ENERGY PARTNERS LP-1986	16.00%	4.98%	20.98%
100953	ATLAS ENERGY PARTNERS LP-1987	22.38%	2.69%	25.07%
100954	ATLAS ENERGY PARTNERS LP-1988	24.36%	4.59%	28.96%
100955	ATLAS ENERGY PARTNERS LP-1989	18.00%	11.16%	29.16%
100956	ATLAS ENERGY PARTNERS LP-1990	25.00%	7.39%	32.39%
100957	ATLAS ENERGY NINETIES - 10	25.00%	6.39%	31.39%
100958	ATLAS ENERGY NINETIES - 11	30.00%	10.51%	40.51%
100959	Atlas America Series #25A	35.00%	0.00%	35.00%
100960	ATLAS ENERGY PARTNERS LP-1991	25.00%	1.62%	26.62%
100961	ATLAS AMERICA SERIES 21-A	33.83%	0.00%	33.83%
100962	ATLAS AMERICA SERIES 21-B	34.00%	0.21%	34.21%
100963	ATLAS ENERGY NINETIES - 12	30.00%	3.95%	33.95%
100964	ATLAS ENERGY NINETIES - JV 92	33.00%	3.11%	36.11%
100965	ATLAS ENERGY PARTNERS LP-1992	25.00%	3.13%	28.13%
100966	ATLAS AMERICA SER 22-2002 LTD	32.53%	0.19%	32.72%
100967	ATLAS ENERGY NINETIES-PUBLIC 1	24.00%	4.23%	28.23%
100968	ATLAS ENERGY NINETIES-1993 LTD	30.00%	3.00%	33.00%
100969	ATLAS ENERGY PARTNERS LP-1993	25.00%	4.02%	29.02%
100970	ATLAS ENERGY NINETIES-PUBLIC 2	24.00%	1.48%	25.48%
100971	ATLAS ENERGY NINETIES - 14	33.00%	4.01%	37.01%
100972	ATLAS ENERGY PARTNERS LP-1994	25.00%	2.10%	27.10%
100973	ATLAS ENERGY NINETIES-PUBLIC 3	25.00%	1.12%	26.12%
100974	ATLAS ENERGY NINETIES - 15	30.00%	0.66%	30.66%
100975	Atlas America Series #23	32.00%	0.00%	32.00%
100976	Atlas America Public #11	35.00%	0.08%	35.08%
100977	ATLAS ENERGY PARTNERS LP-1995	25.00%	0.00%	25.00%
100978	ATLAS ENERGY NINETIES-PUBLIC 4	25.00%	1.33%	26.33%
100979	ATLAS ENERGY NINETIES - 16	21.50%	2.37%	23.87%
100980	ATLAS ENERGY PARTNERS LP-1996	25.00%	2.34%	27.34%
100981	ATLAS ENERGY NINETIES-PUBLIC 5	25.00%	1.72%	26.72%
100982	ATLAS ENERGY NINETIES - 17	26.50%	0.42%	26.92%
100983	ATLAS ENERGY PARTNERS LP-1997	25.00%	0.00%	25.00%
100984	ATLAS ENERGY NINETIES-PUBLIC 6	25.00%	0.44%	25.44%
100985	ATLAS ENERGY NINETIES - 18	31.50%	0.18%	31.68%
100986	ATLAS ENERGY PARTNERS LP-1998	25.00%	0.00%	25.00%
100988	ATLAS ENERGY NINETIES - 19	31.50%	0.22%	31.72%
100989	ATLAS ENERGY - PUBLIC #7	31.00%	0.56%	31.56%
100990	Atlas America Series #24A	32.63%	0.00%	32.63%
100991	Atlas America Series #24B	33.22%	0.00%	33.22%
100992	Atlas America Public #12	35.00%	0.13%	35.13%
100993	Atlas America Series #25B	35.00%	0.00%	35.00%
100994	ATLAS ENERGY PUBLIC #8	29.00%	1.15%	30.15%
100995	ATLAS ENERGY 1999	25.00%	0.00%	25.00%
100996	ATLAS AMERICA PUBLIC 9 LTD	35.50%	0.09%	35.59%
100997	ATLAS AMERICA SERIES 20 LTD	27.00%	0.02%	27.02%
100998	ATLAS AMERICA PUBLIC 10 LTD	32.00%	0.07%	32.07%

                    SCHEDULE 7.14 TO CREDIT AGREEMENT

SCHEDULE 7.15
SUBSIDIARY INTERESTS

	100%	Number of	Number of
Subsidiaries	Owner	Authorized Shares	Issued Shares

Atlas America, Inc. (PA)	Atlas America, Inc. (DE)	1,000	100

Atlas Noble, LLC	Atlas America, Inc. (DE)	N/A	100

Resource Energy, LLC	Atlas America, Inc. (DE)	N/A	100

REI-NY, LLC	Resource Energy, LLC	N/A	1,000

Resource Well Services, LLC	Resource Energy, LLC	N/A	100

Viking Resources, LLC	Atlas America, Inc. (DE)	N/A	100

AIC, LLC	Atlas America, Inc. (DE)	N/A	1,000

Anthem Securities, Inc.[1]	AIC, LLC	N/A	500

Atlas Energy Ohio, LLC	AIC, LLC	N/A	488

AED Investments, Inc.	Atlas America, Inc. (DE)	1,000	1,000

Atlas Resources, LLC	AIC, LLC	N/A	N/A

Atlas Pipeline Holdings GP, LLC[1]	Atlas America, Inc. (DE)	N/A	N/A

Atlas Pipeline Holdings, L.P.[1]	Atlas America, Inc. (DE)	N/A	N/A
	(Currently 82.9%) LP interest

Atlas America Mid-Continent, Inc.	Atlas America, Inc. (DE)	1,000	1,000

_________________________
1 Not a Guarantor and securities not pledged hereunder.

SCHEDULE 7.20
INSURANCE

Coverage Type	Policy Number	Insurance Carrier	Coverage Description	Limit	Deductible	Exp. Date

Disability Insurance	DBL165283-4	NY State Insurance Fund	Disability Benefits	NY - Statutory		7/1/2007
(NY Only)			Subject to NY Law

Worker's	71723297	Federal Insurance Co.	Statutory	CA, IA, IL, NC		6/30/2007
Compensation				NY, OR, PA
			Employer's Liability
			Bodily Injury by Accident
			each accident	$500,000
			policy limit	$500,000
			Bodily Injury by Disease	$500,000

Commercial	73537259	Federal Insurance Co.	Automobile Policy - 7 vehicles			6/30/2007
Automobile
		This policy is shared	Bodily Injury & Property Damage combined
		with subsidiaries	single limit of liability	$1,000,000

			Hired & Non-Owned Liability	$1,000,000
		Vehicles:	Hired Car Physical Damage - ME, PA, NY, NJ, CA	Actual Cash Value	$ 500
		2000 Mercedes #2455	Uninsured Motorists
		2002 Volvo #8571	PA, NY, NJ, ME	$1,000,000
		2005 Mercedes #5070	Applies only to employees driving a
		1995 Jeep #6230	company owned vehicle within the
		2004 Lexus #1690	scope of their employment.
		2001 BMW #8034	Under Insured Motorists
		2004 Volvo #9227	PA, NY, NJ, ME	$1,000,000
			First Party Benefits
			Maine Basic Medical Payments	$5,000
			NJ Basic First Party Benefits
			Medical, Work Loss, Funeral	$250,000	$ 250
			NY Mandatory First Party Benefits

			Medical, Work Loss, Funeral	$25,000
			PA Basic First Party Benefits
			Medical	$10,000

Commercial	73537259	Federal Insurance Co.	Physical Damage
Automobile (continued)			Valuation: Actual Cash Value
			Comprehensive Perils*		$ 500
			Collision*		$ 500
			*3% of vehicle value deductible applies to high-
			valued vehicles: 00 Mercedes S#2455,
			05 Mercedes S#5070 & 01 BMW S#8034
			Towing & Labor		$ 50
			Rental Reimbursement - 30 days - $30 per day	$900
			Drive Other Car Coverage
			Jonathan Cohen, Julie Pershan

Commercial Package	35335823	Federal Insurance Co.	Commercial Property Section			6/30/2007

			Chubb Broad Form (equivalent to Special
			Cause of Loss form) including breakdown
			and TRIA Terrorism
			Valuation: Replacement Cost
			Agreed Amount
			Coinsurance - None
		Statement of Values - see	Contents & Improvements & Betterments	$4,325,000	$ 1,000
		page 6	Based on values of $3,332,000 Contents,
			$993,000 Electronic Data Processing Equip.
			Business Income with Extra Expense	$530,000	24 Hr.
			Extended Period of Indemnity	30 days
			Loss of Utilities	$25,000
			Pollutant Clean-up at a scheduled location
			due to a covered cause of loss	$25,000
			Unnamed Locations - Contents Coverage	$100,000
			Property in Transit	$100,000
			Windstorm Deed - NY location only		$ 10,000

			Locations:
			1845 Walnut Street, Phila., PA (RAI)
			412 SW Jefferson Pkwy, Lake Oswego, OR
			(LEAF)
			1818 Market St., Phila., PA (LEAF)
			One Crescent Dr., Phila., PA (RAI)
			712 Fifth Ave., NY, NY (RAI)
			Brentwood Office Bldg. (RAI)
			10 McKinley St., Cloister, NJ (LEAF)

Commercial Package	35335823	Federal Insurance Co.	Additional Coverages - Total limit	$500,000	$ 1,000
(continued)			Accounts Receivable
			Electronic Data Processing Property
			Fine Arts
			Personal Property of Employees
			Rental Income
			Valuable Papers

			Newly acquired premises - 180 day limit
			Building	$2,000,000

			Contents	$1,000,000

			Contingent Interest Leased Property	$1,500,000	$ 1,000
			Applies to LEAF Financial Corp. et al
			Coverage also extends to property off lease
			in a warehouse for up to 180 days after
			the property is returned from lease (actual
			cash value).
			- Transit	$25,000
			Laptops leased to others by LEAF et al	$220,000	$ 3,500

			Commercial General Liability Section
			Bodily Injury & Property Damage combined

			single limit of liability
			Includes TRIA Terrorism
			Per Occurrence	$1,000,000
			General Aggregate	$2,000,000
			Personal/Advertising Injury	$1,000,000
			Medical Expense	10,000

Commercial Umbrella	78774192	Federal Insurance Co.	Underlying policies include: Chubb General Liability			6/30/2007
			Automobile Liability & Employer's Liability
			Following form on excess liability section
			Per Occurrence	$10,000,000
			Policy Aggregate	$10,000,000
			Includes TRIA Terrorism

Commercial Crime		National Union Fire	Dishonesty by employees	$1,000,000	$ 5,000	6/30/2007
		Insurance Co.	Including ERISA Endorsement

1st Layer Directors	4934834	National Union Fire	Limit of Liability	$5,000,000		8/15/2007
& Officers Liability			Corporate Reimbursement		$ 100,000

2nd Layer Directors	1664343/1	Admiral Insurance Co.	Limit of Liability	$5,000,000	Excess of	8/15/2007
& Officers Liability			Following Form - National Union		Nat’l Union

3rd Layer Directors	192870015	Liberty Mutual Insurance Co.	Limit of Liability	$5,000,000	Excess of	8/15/2007
& Officers Liability			Following Form - National Union		Admiral

4th Layer Directors	DOXG2165853003	Westchester Insurance	Limit of Liability	$5,000,000	Excess of	8/15/2007
& Officers Liability		Co.	Following Form - National Union		Liberty Mutual

Employment Practices	RNN50391100	Axis Ins.	Employment Practices Liability			8/15/2007
Liability			Per claim limit	5,000,000	$ 50,000
			Aggregate Limit each policy period	5,000,000
			Pending & Prior Litigation: 8/15/2003

SCHEDULE 7.21
HEDGING AGREEMENTS

	AAI INC Financial hedges:
Deal ref #	Execution date	Counterparty	Delivery Pt.	Monthly Contracted Volume	Price	Period

1264210	10/27/2005	Wachovia Bank	NYMEX	340,000	$10.760	Apr 1, '06 - Mar 31,'07

1264211	10/27/2005	Wachovia Bank	NYMEX	200,000	$8.40	Apr 1, '07 - Dec 31,'08

1268446	11/2/2005	Wachovia Bank	NYMEX	400,000	$8.40	Apr 1, '07 - Dec 31,'08

1322095	1/12/2006	Wachovia Bank	NYMEX	210,000	$9.36	Apr 1, '07 - Dec 31,'08

1396179	3/22/2006	Wachovia Bank	NYMEX	410,000	$9.00	Apr 1, '07 - Dec 31,'07

1396180	3/22/2006	Wachovia Bank	NYMEX	410,000	$8.95	Jan - Dec 2008

1396182	3/22/2006	Wachovia Bank	NYMEX	410,000	$8.35	Jan - Dec 2009
1424477	4/20/2006	Wachovia Bank	NYMEX	400,000	$8.87	Jan - Dec 2009
1520697	7/25/2006	Wachovia Bank	NYMEX	150,000	$10.02	Nov - Mar2006/7

ATLAS AMERICA INC. PHYSICAL HEDGE TRANSACTIONS

					Hedges executed 1/1/05 forward
Execution date	Counterparty	Delivery Pt.	Monthly Contracted Volume	Price	Period

3/9/2005	FESC	DEOG	28,091	$7.735	Apr 1, '06 - Oct 31, '06
3/9/2005	FESC	NFGS	30,000	$7.335	Apr 1, '06 - Oct 31, '06
3/9/2005	FESC	TGP	20,000	$7.245	Apr 1, '06 - Oct 31, '06

3/9/2005	FESC	DEOG	28,091	$7.735	Nov 1,'06 - Mar 31,'07
3/9/2005	FESC	NFGS	30,000	$7.335	Nov 1,'06 - Mar 31,'07
3/9/2005	FESC	TGP	20,000	$7.245	Nov 1,'06 - Mar 31,'07

2/18/2005	FESC	DEOG	18,727	$7.120	Apr 1, '06 - Oct 31, '06
2/18/2005	FESC	NFGS	30,000	$6.720	Apr 1, '06 - Oct 31, '06
2/18/2005	FESC	TGP	20,000	$6.630	Apr 1, '06 - Oct 31, '06

2/18/2005	FESC	DEOG	18,727	$7.120	Nov 1,'06 - Mar 31,'07
2/18/2005	FESC	NFGS	30,000	$6.720	Nov 1,'06 - Mar 31,'07
2/18/2005	FESC	TGP	20,000	$6.630	Nov 1,'06 - Mar 31,'07

1/27/2005	FESC	DEOG	14,045	$7.080	Apr 1, '06 - Oct 31, '06
1/27/2005	FESC	NFGS	20,000	$6.680	Apr 1, '06 - Oct 31, '06
1/27/2005	FESC	TGP	15,000	$6.590	Apr 1, '06 - Oct 31, '06

1/27/2005	FESC	DEOG	14,045	$7.080	Nov 1,'06 - Mar 31,'07
1/27/2005	FESC	NFGS	20,000	$6.680	Nov 1,'06 - Mar 31,'07
1/27/2005	FESC	TGP	15,000	$6.590	Nov 1,'06 - Mar 31,'07

8/16/2005	UGI	TETCO	70,000	$9.365	Apr 1, '06 - Oct 31, '06
8/16/2005	UGI	TETCO	70,000	$9.365	Nov 1,'06 - Mar 31,'07

7/13/2005	UGI	TETCO	110,000	$8.545	Apr 1, '06 - Oct 31, '06
7/13/2005	UGI	TETCO	110,000	$8.545	Nov 1,'06 - Mar 31,'07

3/9/2005	UGI	TETCO	80,000	$7.375	Apr 1, '06 - Oct 31, '06
3/9/2005	UGI	TETCO	80,000	$7.375	Nov 1,'06 - Mar 31,'07

2/18/2005	UGI	TETCO	40,000	$6.756	Apr 1, '06 - Oct 31, '06
2/18/2005	UGI	TETCO	40,000	$6.756	Nov 1,'06 - Mar 31,'07

1/27/2005	UGI	TETCO	40,000	$6.728	Apr 1, '06 - Oct 31, '06
1/27/2005	UGI	TETCO	40,000	$6.728	Nov 1,'06 - Mar 31,'07

7/13/2005	Amerada Hess	DEOG	50,000	$8.600	Apr 1, '06 - Oct 31, '06
7/13/2005	Amerada Hess	TGP	20,000	$8.110	Apr 1, '06 - Oct 31, '06
7/13/2005	Amerada Hess	NFGS	40,000	$8.205	Apr 1, '06 - Oct 31, '06

7/13/2005	Amerada Hess	DEOG	50,000	$9.370	Nov 1,'06 - Mar 31,'07
7/13/2005	Amerada Hess	TGP	20,000	$8.880	Nov 1,'06 - Mar 31,'07
7/13/2005	Amerada Hess	NFGS	40,000	$8.975	Nov 1,'06 - Mar 31,'07